Exhibit 10.1

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                               SUBLEASE AGREEMENT

                                     BETWEEN

                       PLAYBOY ENTERTAINMENT GROUP, INC.,
                             a Delaware corporation,

                                  AS LANDLORD,

                                       AND

                           BROADCAST FACILITIES, INC.,
                             a Delaware corporation

                                   AS TENANT,

                                       FOR

                               PREMISES LOCATED AT

                  3030 Andrita Street, Los Angeles, California

                              DATED: April 1, 2008

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                               SUBLEASE AGREEMENT

      This Sublease Agreement (this "Lease") is dated as of April 1, 2008 (the "Effective Date"), and is by and between PLAYBOY ENTERTAINMENT GROUP, INC., a Delaware corporation ("Landlord"), and BROADCAST FACILITIES, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

      WHEREAS, Kingston Andrita LLC, a Delaware limited liability company, as landlord ("KA LLC") and Landlord, as tenant, entered into that certain Agreement of Lease, dated as of September 20, 2001 (as amended, modified and supplemented as further described on Exhibit A attached hereto, the "Master Lease") with respect to certain Premises (as defined in the Master Lease) located at 3030 Andrita Street, Los Angeles, California;

      WHEREAS, KA LLC assigned its interest in the Master Lease to OLP Los Angeles, Inc., a California corporation, and Andrita GERP LLC, a California limited liability company, as tenants-in-common (collectively, "Master Landlord");

      WHEREAS, Landlord sublet a portion of the Premises to SITV, INC., a Delaware corporation ("SITV"), pursuant to that certain Sublease, dated July 15, 2005 (as amended, modified and supplemented as further described on Exhibit A attached hereto, the "SITV Sublease");

      WHEREAS, Tenant is purchasing from Landlord and its affiliates certain assets and assuming certain liabilities constituting the Andrita Studios business (the "Business") pursuant to the terms of that certain Asset Purchase Agreement, dated as of the Effective Date, by and among Tenant, as buyer, Landlord and Andrita Studios, Inc., a Delaware corporation, collectively, as Seller, and Playboy Enterprises, Inc. (the "Purchase Agreement");

      WHEREAS, pursuant to the Purchase Agreement, Landlord and Tenant are entering into that certain Services and Facilities Agreement, effective as of the Effective Date, pursuant to which Tenant is providing certain services to Landlord (the "Service Contract"); and

      WHEREAS, in connection with the sale of the Business, Landlord desires to sublease to Tenant and Tenant desires to sublease the Premises from Landlord for the term, at the rent, and upon and subject to the covenants, agreements, terms, conditions, limitations, expectations and reservations herein contained and further subject to the rights of SITV pursuant to the SITV Sublease.

      NOW, THEREFORE, in consideration of mutual rights, responsibilities and covenants hereinafter set forth and upon the terms, covenants and conditions hereinafter set forth:

1.    DEFINED TERMS.

      Capitalized words not otherwise expressly defined herein (including in the recitals hereto) shall have the meaning set forth in the Master Lease.

2.    PREMISES

      2.1 Identification of Premises. Landlord for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be paid, kept and performed, has

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demised and subleased,  and by these  presents,  does demise and sublease,  unto
Tenant and Tenant does hereby take and lease, upon and subject to the covenants and conditions hereinafter expressed which Tenant agrees to keep and perform, the Premises, subject further to those matters of record affecting title set forth on Exhibit B attached hereto.

      2.2 Parking Facilities. Tenant shall be entitled to use all parking spaces provided to Landlord pursuant to the terms of the Master Lease, provided that
(i) Tenant, its employees, agents and invitees shall be subject to all terms and conditions set forth in the Master Lease and (ii) such parking shall be subject to rules and regulations imposed by Master Landlord from time to time as provided in the Master Lease.

3.    TERM

      3.1 Initial Term. The initial term of this Lease shall commence on the Effective Date and continue through the date which is one (1) day prior to the expiration or earlier termination of the Master Lease (or until such term shall sooner cease and expire as hereinafter provided), unless this Lease shall be extended as hereinafter provided (the "Term").

      3.2 Conditions to Effectiveness. This Lease shall have no effect unless and until (i) Master Landlord shall have given its written consent hereto in accordance with the provisions of the Master Lease and (ii) the Business is acquired by Tenant in accordance with the terms of the Purchase Agreement. If Master Landlord refuses to give its consent to this Lease, this Lease shall be null and void, and the parties shall have no further obligations hereunder.

4.    RENT

      4.1 During Term. Tenant shall pay directly to Master Landlord, without demand and without any deduction or right of setoff except as expressly provided herein, all Base Rent, Impositions, Additional Rent and any other sums due and owing from Landlord to Master Landlord pursuant to the Master Lease during the Term of this Lease including, without limitation, any cost of insurance and any other charges that Landlord is required to reimburse to Master Landlord pursuant to the terms of the Master Lease (collectively, the "Lease Payments"). On the date each Lease Payment is made by Tenant, Tenant shall deliver written notice to Landlord that such Lease Payment (and the amount thereof) has been paid, together with the federal reference number for the wire transfer. All Rent (as defined below) due and payable under this Lease shall be paid directly to Master Landlord by wire transfer pursuant to instructions provided by Master Landlord from time to time (or at such other place as Master Landlord may direct by written notice to Landlord and Tenant) at least two (2) days prior to the date that such Rent is due from Landlord to Master Landlord pursuant to the terms of the Master Lease. Notwithstanding anything to the contrary contained in this Lease, the Master Landlord's receipt from Tenant of any Lease Payments in accordance with the terms of this Lease shall fully satisfy any and all obligations Tenant may have with respect to such Lease Payments under this Lease or the Master Lease. Notwithstanding Tenant's agreement to make Lease Payments directly to Master Landlord, Landlord shall remain liable for the payment of Lease Payments pursuant to the terms and conditions of the Master Lease. Tenant acknowledges that unless a Direct Lease Event (as defined in Section 5.1(c)) has occurred, Master Landlord's acceptance of any payment from Tenant as aforesaid shall not be deemed to create any privity of contract or estate between Master Landlord and Tenant under this Lease.

      4.2 Partial Months. If the Term of this Lease shall commence other than on the first day of a month, Rent for such month shall be prorated for such month as applicable.

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

      4.3 Rent Defined. "Rent", as used herein, shall mean Base Rent, Additional Rent, Impositions and any other sums due and owing from Tenant to Landlord pursuant to the terms of this Lease.

      4.4 No Set-Off. Tenant covenants to pay without notice or demand and without deduction or set-off except as expressly provided herein, all Rent, at the times and in the manner in this Lease provided.

      4.5 Net Lease. It is the intention of Landlord and Tenant that the Rent herein specified shall be net to Landlord during the Term of this Lease. Accordingly except as otherwise expressly provided herein, all costs, expenses, and obligations of every kind relating to the Premises during the Term of this Lease, which may arise or become due from Landlord pursuant to the terms of the Master Lease, shall be paid by Tenant, and Landlord shall be indemnified by Tenant against such costs, expenses and obligations except as otherwise expressly provided in this Lease.

      4.6 Acts of Invitees. Any liability or costs incurred by Landlord under the Master Lease as a result of the negligence or willful acts of Tenant, its employees, customers, guests, invitees and/or anyone else on the Premises at the invitation of Tenant shall be Rent hereunder and shall be immediately due and payable to Landlord following demand therefor.

      4.7 Tenant's Taxes. Tenant shall be responsible for and shall pay, before delinquency, all municipal, county or state taxes assessed during the Term of this Lease against any leasehold interest in this Lease or personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

      4.8 Late Payment Charge and Interest. If Tenant fails to make any payment of Rent within five (5) days of the due date thereof and if Landlord makes such payment of Rent to the Master Landlord, then (i) Tenant shall, in addition to making such delinquent payment, pay to Landlord a late charge equal to five (5%) percent of the late Rent payment which shall accrue and become immediately due and payable to Landlord as Rent hereunder and (ii) such unpaid amounts shall bear interest from the original due date thereof to the date of payment at the rate per annum provided in Article 5 of the Master Lease. If Tenant has timely made payment to Master Landlord of any then due Lease Payments, in no event shall Tenant be subject to any late payment fees or charges, penalties, or any additional premiums of charges whatsoever. Notwithstanding anything to the contrary contained herein, any late fees and/or interest required to be paid by Tenant hereunder with respect to any delinquent payment ("Tenant Late Fees") shall be paid directly to Landlord for the sole benefit of Landlord, except to the extent that Master Landlord is entitled to collect late fees and/or interest pursuant to the terms and conditions of the Master Lease with respect to such delinquent payment, in which case Landlord shall pay to Master Landlord the late fees and/or interest due and payable to Master Landlord, but subject to the terms and conditions of Section 4.1 hereof.

      4.9 Tenant's Representation. Tenant represents and warrants to Landlord that Tenant has the financial resources to perform its obligations under this Lease including, without limitation, the payment of Rent as contemplated herein.

5.    MASTER LEASE

      5.1 Subject to Master Lease.

            (a) Notwithstanding anything to the contrary contained herein, it is expressly understood and agreed by and between Landlord and Tenant that this Lease is a sublease and

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

         is subject to the Master Lease, as supplemented by that certain Consent to Sublease Agreement dated of even date herewith (the "Master Landlord Consent") and, subject to the non-disturbance provisions set forth in the Master Landlord Consent, this Lease is subject to and subordinate to the Master Lease and all terms and conditions thereof as otherwise provided in the Master Lease and, subject to Section 25, to all things to which the Master Lease is subject and subordinate.

            (b) If the Master Lease expires or terminates for any reason in accordance with the terms and conditions of the Master Lease, this Lease shall automatically terminate as between Landlord and Tenant on the date of the expiration or termination of the Master Lease. Upon any such expiration or termination of this Lease, the parties hereto shall thereupon be relieved of all liability and obligation hereunder, excepting liabilities and obligations (i) which accrued or arose prior to the date of such termination or expiration or (ii) relating to or arising from any breach hereof or any Event of Default which occurred prior to said date of expiration or termination.

            (c) If (i) Master Landlord has elected, at its sole option, to terminate the Master Lease following an Event of Default (as defined in the Master Lease) by Landlord (as tenant) thereunder or (ii) the interest of Landlord under this Lease is transferred (or surrendered or terminated) to Master Landlord by reason of Landlord's Event of Default (as defined in the Master Lease) under the Master Lease or by reason of assignment of the Master Lease (or any similar device) in lieu of transfer (or surrender or termination) following Landlord's Event of Default (as defined in the Master Lease) under the Master Lease, then, so long as no Event of Default by Tenant is continuing under this Lease, this Lease shall subject to the terms of the Master Landlord Consent continue in full force and effect as a direct sublease between Master Landlord and Tenant in accordance with the Master Landlord Consent (the items set forth in (i) and (ii) above being referred to as a "Direct Lease Event"). Upon the occurrence of a Direct Lease Event, Landlord's rights, title and interest under this Lease shall be terminated.

      5.2 Compliance with Master Lease. Tenant acknowledges that Tenant has been provided a copy of the Master Lease and that Tenant has reviewed the Master Lease and, subject to the terms of the Master Landlord Consent, accepts all of the terms, covenants, provisions, conditions and agreements contained in the Master Lease, all of which are made a part of this Lease as though fully set forth herein. Tenant covenants and agrees that Tenant, its agents, contractors, sublessees, licensees, concessionaires or invitees will not violate or breach the terms, covenants or conditions of the Master Lease, and Tenant, its agents, contractors, sublessees, licensees, concessionaires or invitees will not breach such terms, covenants, or conditions or cause a default thereunder or cause the Master Lease to be terminated or forfeited.

      5.3 Tenant's Obligations under Master Lease. Except as expressly provided otherwise in this Lease and the Master Landlord Consent, (i) Tenant specifically agrees to comply with and fully perform all of the requirements and obligations of Landlord (as tenant) under the Master Lease and (ii) Tenant assumes and agrees to keep, observe and perform all of the agreements, conditions, covenants and terms of the Master Lease on the part of Landlord (as tenant) to be kept, observed and performed and shall be and become liable for the non-performance thereof occurring on and after the Effective Date with respect to any portion of the Premises or to Tenant's tenancy under this Lease.

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

      5.4 Rights of Landlord Under Master Lease. Landlord hereby grants to Tenant the right to enforce the Landlord's rights under the Master Lease and the Master Landlord's obligations under the Master Lease, except for (i) Landlord's right to exercise any termination option under the Master Lease or (ii) Landlord's rights under Article 15 or Article 36 of the Master Lease, and provided that Tenant shall have no right to extend or renew the term of the Master Lease without the prior written consent of Landlord, which may be granted or withheld in the sole discretion of Landlord.

      5.5 Modification of Master Lease. This Lease shall also be subject to, and Tenant accepts this Lease subject to, any amendments and supplements to the Master Lease made subsequent to this Lease; provided, however, that Landlord shall obtain the prior written consent of Tenant (not to be unreasonably withheld, conditioned or delayed) in the case of any amendment or supplement to the Master Lease.

      5.6 Notices Under Master Lease. Landlord agrees to promptly give Tenant copies of (i) all default notices received from Master Landlord and (ii) any other notices received from Master Landlord which relate to matters which have an affect on Tenant's rights or obligations under this Lease.

      5.7 Performance of Obligations by Master Landlord. With respect to all obligations, agreements and services to be performed or furnished by Master Landlord, Tenant shall look solely to the Master Landlord for the performance thereof, and no failure on the part of the Master Landlord to perform such obligations, agreements or services shall constitute a breach of the obligations of Landlord under this Lease. Subject to the terms and conditions of Section 5.4, Landlord expressly grants to Tenant all of Landlord's rights and remedies under the Master Lease to enforce, at Tenant's sole cost and expense, against Master Landlord the full compliance by Master Landlord of its obligations thereunder except as otherwise expressly provided herein.

      5.8 Subordination, Non-Disturbance and Attornment Agreement. At the request of Master Landlord, Tenant shall execute a subordination, non-disturbance and attornment agreement ("SNDA") in favor of Master Landlord or its lenders or ground lessor, as applicable, subject to and in accordance with the terms of the Master Lease and Article 25 below.

      5.9 Right to Direct Lease. In the event Master Landlord agrees to terminate the Guaranty securing Landlord's obligations under the Master Lease provided by Playboy Enterprises, Inc. (the "Master Lease Guaranty"), Landlord agrees to (i) use commercially reasonable efforts to cooperate with Tenant in obtaining Master Landlord's consent to an assignment of the Master Lease to, and assumption of the Master Lease by, Tenant and (ii) assign to Tenant all of its right, title and interest under the Master Lease promptly upon obtaining such Master Landlord consent; provided, however, that in the event Landlord retains the right to occupy a portion of the Premises pursuant to the Service Contract and Section 11(a) below, Landlord and Tenant shall enter into such further sublease arrangements in form and substance reasonably satisfactory to Master Landlord, Landlord and Tenant as may be necessary to preserve such right of occupancy on the same terms as set forth in Section 11(a) hereof and the Service Contract. Upon any assignment and assumption as set forth above, provided that no Event of Default by Tenant has occurred and is continuing hereunder, this Lease shall terminate.

6.    COMPLIANCE WITH LAWS

      Tenant agrees, at its own cost and expense, to keep the Premises in such order and condition as shall conform to all the orders, rules and regulations of all municipal, state and federal departments, boards, commissions and governmental agencies now existing or hereafter created in all material respects and, at its own cost and expense, promptly execute and comply in all material respects with all laws,

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rules,  ordinances  and  regulations,  now in force or hereafter  enacted  which affect the Premises in accordance with the terms of Section 13.1 of the Master Lease. Tenant further agrees to comply, at Tenant's cost and expense, with the reasonable recommendations and reasonable requirements of any insurance company which insures or participates in insuring the Premises against loss by fire or other casualty; provided, however, that the foregoing requirement shall only apply with respect to insurance companies providing coverage required to be maintained by Tenant pursuant to Article 8 hereof and shall be subject to the general rights of contest set forth in Section 13.2 of the Master Lease.

7.    CONDITION OF PREMISES

      7.1 Acceptance by Tenant. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence against Tenant that the Premises or such portion thereof, as the case may be, were in good order and satisfactory condition when Tenant took possession. Tenant accepts the Premises subject to the existing SITV Sublease which will be assigned by Landlord to Tenant as of the Effective Date pursuant to an Assignment and Assumption Agreement in the form attached hereto as Exhibit C.

      7.2 "As Is" Condition. No promise of Landlord to alter, remove, improve, redecorate or clean the Premises or any part thereof, and no representation respecting the condition of the Premises or any part thereof, have been made by Landlord to Tenant, unless the same is expressly stated herein or made a part hereof, and Tenant agrees that acceptance of possession of the Premises shall be in an "as is, where is" condition for all purposes of this Lease. Landlord has neither made nor does hereby make any representations or warranties, express or implied, with respect to the fitness of the Premises for any particular use or with respect to zoning or any licenses, permits, certificates or similar governmental approvals required for Tenant's use of the Premises as provided herein.

8.    INSURANCE

      8.1 Master Lease Requirements. During the entire Term of this Lease, Tenant shall, at Tenant's sole cost and expense, maintain in full force and effect any and all insurance policies that Landlord is required at any time or from time to time to obtain as tenant under the Master Lease pursuant to the terms and conditions of the Master Lease including, without limitation, Section
6.1 (b) through (g) thereof. To the extent that Landlord is required to reimburse Master Landlord for any insurance obtained by Master Landlord pursuant to the terms of the Master Lease, such charges shall be deemed Rent owing from Tenant to Landlord (and paid to Master Landlord) hereunder.

      8.2 Additional Insurance Coverages. During the entire Term of this Lease, Tenant shall, at Tenant's sole cost and expense, maintain in full force and effect each of the following types of insurance policies:

            (a) in the event Tenant vacates and leaves the Premises unoccupied by its employees or those of an approved subtenant, Tenant shall also pay for, any incremental costs for premiums for such insurance during any period that the Building remains unoccupied (it being understood and agreed by Tenant that if the Premises remain vacant or abandoned by Tenant for an extended period of time that Landlord or Master Landlord may require or be obligated to obtain special coverages insuring a vacant building); and

            (b) any other commercially reasonable types of insurance coverage in such commercially reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord or Master Landlord from time to time.

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      8.3 Companies;  Forms.  All policies of  insurance  shall be kept in  full force and effect continuously throughout the Term of this Lease, shall be written and issued by companies authorized to do business in the State of California, and shall be in form and substance reasonably acceptable to Landlord and, to the extent applicable, Master Landlord and otherwise be in compliance with all of the requirements set forth in Article 6 of the Master Lease.

      8.4 Persons and Interests Insured. Tenant shall cause Landlord and its respective agents or such other persons as Landlord shall from time to time require (including Landlord's lenders, Master Landlord, and Master Landlord's lenders), to be additional insureds, as their interests may appear, under the policy or policies carried by Tenant under this Section 8 (except for any workers' compensation insurance required under Section 6.1(d) and 6.1(e)(ii) of the Master Lease) with a special endorsement, if necessary, to insure Master Landlord and Landlord that any acts of Tenant (or anyone for whose acts Tenant is responsible or liable, including its employees, agents, officers or invitees) shall not invalidate or preclude coverage for Master Landlord and Landlord.

      8.5 Cancellation Notices. All policies of insurance carried by Tenant shall contain provisions that the same shall not be canceled, terminated, or changed without at least thirty (30) days prior written notice to Tenant, Landlord, Master Landlord and their respective agents.

      8.6 Evidence of Insurance. Standard certificates of all insurance policies required to be carried by Tenant shall be deposited with Landlord and Master Landlord upon the execution of this Lease. Standard certificates of renewal of all policies of insurance or any additional insurance required by Master Landlord or Landlord pursuant to the terms of this Lease shall be deposited with Landlord as soon as practicable but in no event less than two (2) business days prior to the date on which such certificates must be delivered to Master Landlord pursuant to the terms of the Master Lease.

9.    WAIVER OF SUBROGATION RIGHTS

      Whenever (a) any loss, cost, damage or expense resulting from fire, or other cause is incurred by either of the parties to this Lease or anyone claiming by, through or under it in connection with the Premises, and (b) such party is then either covered in whole or in part by insurance with respect to such loss, cost, damage or expense, or required under this Lease to be so insured, then the party so insured (or so required) hereby releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered, had insurance been carried as so required under this Lease) and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost thereupon keeping such release and waiver in full force and effect).

10.   UTILITIES

      Tenant agrees to pay or cause to be paid all charges for gas, water (including user charges imposed by any law, ordinance or regulation for the treatment and disposal of sewage, industrial wastes and other wastes in connection with Tenant's use of the Premises) electricity, light, heat or power, telephone or other communication service (including security or fire alarm services) and other utilities used, rendered or supplied upon or in connection with the Premises throughout the Term of this Lease,

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including,  without  limitation,  any  charges  due under the Master  Lease from
Landlord as the tenant thereunder, if any.

11.   RIGHTS RESERVED TO LANDLORD

      Landlord shall have the following rights, exercisable without notice to and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for set-offs, or abatement of Rent:

            (a) during the term of the Service Contract, (i) unrestricted access to the Andrita Radio Studio (as defined in the Service Contract), the Dedicated Office Facilities (as defined in the Service Contract), the edit bays to be used in connection with the services to be provided by Tenant under the Service Contract (except as otherwise provided in (ii) below) and the common areas of the Premises at all times in connection with Landlord's business at the Premises, and (ii) escorted access, upon reasonable prior notice to Tenant, to the shared space technology areas, including without limitation, Room 192 and related information technology infrastructure components and any location that hosts equipment supporting technology and operations of Landlord's information technology for the purposes of repairing, upgrading, maintaining and performing similar actions with respect to Landlord's information technology infrastructure at the Premises;

            (b) escorted access to the Premises at all times during normal business hours upon reasonable prior notice for purposes of inspecting the Premises to ensure Tenant's compliance with its obligations under this Lease; and

            (c) subject to the terms of Section 20.7 below, at any time or times, escorted access to the Premises to make repairs to or maintain the Premises to the extent that Tenant fails to timely perform its obligations under this Lease, and to perform any acts related to the safety, protection or preservation thereof, provided that Landlord provides reasonable notice to Tenant of the same and the Landlord shall cause as little inconvenience or annoyance to Tenant as is reasonably necessary in the circumstances.

Upon any such entry, Landlord shall not unreasonably interfere with the business operations of Tenant on the Premises. If Tenant shall not be personally present to open and permit any entry into said Premises, at any time when an entry therein for emergency purposes is necessary, Landlord or Landlord's agent(s) may enter same by a master key or keycard, or may forcibly enter same, without rendering Landlord or such agents liable therefor, and without, in any manner, affecting the obligations, responsibility or liability whatsoever, for the care, maintenance or repair of the Premises, except as otherwise herein specifically provided and except as to any damage, injury or loss resulting from the gross negligence or willful misconduct of Landlord upon such entry.

12.   REPAIRS AND MAINTENANCE

      Tenant shall, at Tenant's sole cost and expense, promptly make all repairs and replacements and perform all maintenance required to be made or performed under the Master Lease by Landlord as the tenant thereunder pursuant to Sections 11.1(b) and 11.2 of the Master Lease. Landlord shall not be obligated to make repairs, replacements, or improvements of any kind upon the Premises whether such repairs, replacements, or improvements to the Premises are interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. In addition to the foregoing, Tenant shall keep the Premises equipped with all safety appliances required because of Tenant's specific use of the Premises. All such repairs or maintenance made or caused to be made by Tenant shall be of equal or higher quality and class as the original work and shall be made in compliance with the Requirements. Tenant hereby

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

waives all rights it would otherwise have under California Civil Code Sections 1932(1) and 1942(a), or any successor statutes, to deduct repair costs from Rent or terminate this Lease as a result of any failure by Landlord to perform its maintenance or repair obligations, if any.

13.   ALTERATIONS BY TENANT

      13.1 Consent Required. Tenant's right to make changes, alterations, improvements or additions or attach any signs to the Premises (collectively, "Tenant Additions") shall be subject to and in accordance with the terms set forth for "Alterations" in Article 12 of the Master Lease. With respect to any Tenant Additions which would require the consent of Master Landlord under the Master Lease, Tenant shall not make any such Tenant Additions without: (i) the prior written consent of Master Landlord and (ii) the prior written consent of Landlord, not to be unreasonably withheld or delayed. If Landlord consents to any Tenant Additions requiring such consent, before commencement of such work or delivery of any materials onto any part of the Premises, Tenant shall furnish Landlord with plans and specifications and permits necessary for such Tenant Additions, all in form and substance reasonably satisfactory to Landlord.

      13.2 Tenant's Indemnification; Contractor's Insurance. Tenant agrees to defend, hold harmless and indemnify Landlord from and against any and all liabilities, costs and expenses of every kind and description (including, but not limited to, reasonable attorneys' fees and costs) which may arise out of or be connected in any way with any Tenant Additions performed by or on behalf of Tenant. Tenant shall furnish Landlord with standard certificates of insurance from all contractors performing labor or furnishing materials in connection with any Tenant Additions, insuring Landlord and Master Landlord, against any and all liabilities which may arise out of or be connected in any way with such Tenant Additions.

      13.3 Approved Contractors; Payments; Lien Waivers. The work necessary to make such Tenant Additions shall be done at Tenant's expense by contractors as reasonably approved by Landlord. Tenant shall promptly pay to Tenant's contractors when due, the cost of all such work. Upon the Landlord's request following the completion of any Tenant Additions, Tenant shall furnish Landlord with copies of contractors' and subcontractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used therein or therefor, all in form and substance reasonably satisfactory to Landlord.

      13.4 Compliance  With   Legal  and  Insurance  Requirements.   All  Tenant
Additions shall comply with all insurance requirements applicable to the Premises, and with all Requirements of all governmental bodies, departments or agencies having jurisdiction over the Premises and/or the underlying real property. Tenant shall permit Landlord to review and observe construction operations in connection with any Tenant Additions, if Landlord requests to do so, provided that Landlord shall have no duty to so review or observe.

      13.5 Subject to Master Lease. Tenant's right to construct or install any Tenant Additions as set forth in this Section shall be subject to Tenant complying with all terms, conditions and requirements set forth in Article 12 of the Master Lease as to any proposed Alteration.

14.   RETURN OF PREMISES

      14.1 Tenant's Obligations. At the termination of this Lease by lapse of time or otherwise:

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

            (a) Tenant shall return the Premises in as good condition as when Tenant took possession except for ordinary wear, any damage caused by Landlord, its agents, employees or invitees and as otherwise provided in this Lease;

            (b) Subject to the terms of the Master Lease, Tenant shall remove any and all fixtures, equipment and personal property belonging to Tenant and signs installed on the Premises by Tenant during the Term of this Lease (to the extent required under the Master Lease);

            (c) Upon surrender or termination of this Lease, Tenant shall restore to Landlord any and all keys and keycards to the Premises either furnished to, or otherwise procured by Tenant. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof, as well as any other costs associated with the loss of said keys or keycards; and

            (d) Subject to the terms of the Master Lease, all Tenant Additions in or upon the Premises, except movable furniture, fixtures and equipment belonging to Tenant, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if prior to such termination or within ten (10) business days thereafter Landlord so directs by written notice, Tenant shall promptly, at Tenant's cost, remove the Tenant Additions placed in or upon the Premises by Tenant and designated in the notice and shall repair any damage caused by such removal, failing which Landlord may remove the same and Tenant shall, upon demand, pay to Landlord the cost of such removal and of any necessary restoration of the Premises.

      14.2 Waiver. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) (and all similar or successor statutes) which relate to the termination of leases when the thing leased is destroyed, and agrees that such event shall be governed by the terms of this Lease.

      14.3 Failure to Remove Trade Fixtures and Personal Property. All trade fixtures, equipment and personal property belonging to Tenant and not removed from the Premises prior to the termination of this Lease and not required by Landlord or Master Landlord to have been removed as provided herein or in the Master Lease, respectively, shall be conclusively presumed to have been abandoned by Tenant and title thereto shall pass to Landlord under this Lease.

15.   TENANT'S USE OF PREMISES

      15.1 Uses Permitted. Tenant shall use and occupy Premises only for the uses permitted pursuant to the Master Lease.

      15.2 Rules and Regulations. Tenant agrees to comply with all rules and regulations that Master Landlord may hereafter from time to time make for the Premises pursuant to Master Landlord's rights under the terms of the Master Lease.

16.   ENVIRONMENTAL COMPLIANCE AND INDEMNITY

      16.1 Compliance With Legal Requirements. During the entire Term of this Lease, Tenant shall comply with all Laws now or at any time hereafter in effect which regulate, relate to or impose liability or standards of conduct concerning any Hazardous Materials (as defined in Section 20.4(d) of the Master Lease) which affect Tenant's use of the Premises, and Tenant shall not permit the Premises to contain, be used to store or otherwise used to handle any Hazardous Materials except in accordance with the terms and conditions of Section 20.4(a) of the Master Lease. As of the Effective Date, Landlord

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

represents that, there is not and, to its Knowledge (as defined in the Purchase Agreement), has not been any Hazardous Materials (including toxic mold) used, generated, treated, stored, transported, disposed of, handled or otherwise existing on, under, about or emanating from the Premises, except for quantities of any Hazardous Materials stored or otherwise held in, on, under or about the Premises in compliance with all Laws (as defined in Section 20.4(e) of the Master Lease) in all material respects.

      16.2 Disposals or Releases of Hazardous Materials. If any environmental test, inspection or evaluation completed by or in connection with Tenant's business or Tenant's occupancy or use of the Premises discloses a disposal, release, threatened release or the presence of Hazardous Materials on, over, under, from or affecting the Premises in violation of any Laws which has been caused or permitted by, attributed or related to or otherwise arising out of the use or occupancy of the Premises by Tenant or by anyone acting by, through or under Tenant, including, without limitation, any of Tenant's agents, employees, invitees, licensees, subtenants or assignees that requires cleanup or any other remedial action, Tenant shall, at Tenant's sole cost and expense, immediately cause such cleanup or any such remedial action to be completed to the extent necessary to return the Premises to its prior state and in accordance with and to the extent required by all applicable Laws and any orders and directives of any applicable government authorities. Notwithstanding the foregoing, Tenant shall not be responsible for the presence of Hazardous Materials in or about the Premises which result from the underground migration of Hazardous Materials to the Premises from other sites which is not caused, contributed to or exacerbated by Tenant or by anyone acting by, through or under Tenant.

      16.3 Remedial Work. Should a release of any Hazardous Materials onto or from the Premises occur as a result of any intentional or unintentional act or omission on the part of Tenant or any other person, Tenant shall immediately notify Landlord thereof and, if such release is due to any act or omission of Tenant or of anyone acting by, through or under Tenant, as soon as possible thereafter Tenant shall conduct and complete or cause to be conducted or completed any and all action and remedial work reasonably required to clean up and remove all such Hazardous Materials in accordance with and to the extent required by and in accordance with all applicable Laws and Section 20.4(a) of the Master Lease.

      16.4 Indemnification by Tenant. Tenant agrees to defend, hold harmless and indemnify Landlord, Master Landlord, each of their respective officers, directors, agents and employees, and with respect to each of the foregoing, their respective agents, from and against all Claims (as defined below) including, without limitation, reasonable attorneys' fees and other consultants' and experts' fees, investigation or laboratory fees, court costs and litigation expenses and any cleanup, remedial, removal or restoration work), arising out of, or as a result of (a) the presence, use, disposal, release or threatened release of any Hazardous Materials on, over, under, from or affecting the Premises, or the land caused or permitted by, attributed or related to or otherwise arising out of the use and occupancy of the Premises by Tenant or by anyone acting by, through or under Tenant, including without limitation any of Tenant's employees, agents, invitees, licensees, subtenants or assignees; (b) the underground migration of Hazardous Materials to the Premises after the Effective Date from other sites, which is caused by or attributed or related to Tenant or by anyone acting by, through or under Tenant; (c) any violation of or failure to comply with any Laws or any orders, requirements or demands of any applicable governmental authorities which are related to any such presence, use, disposal, release or threatened release of any Hazardous Materials caused or permitted by, or related to or otherwise arising out of the use and occupancy of the Premises by Tenant or by anyone acting by, through or under Tenant; or (d) Tenant's failure to comply with any of the requirements of this Section 16.4.

      16.5 Indemnification by Landlord. Landlord agrees to defend, hold harmless and indemnify Tenant, its officers, directors, agents, employees, and their respective agents, from and against all Claims including, without limitation, reasonable attorneys' fees and other consultants' and experts' fees, investigation or laboratory fees, court costs and litigation expenses and any cleanup, remedial, removal or restoration work), arising out of, or as a result of (a) the presence, use, disposal, release or threatened release of any Hazardous Materials on, over, under, from or affecting the Premises, or the land caused or permitted by, attributed or related to or otherwise arising out of the use and occupancy of the Premises by Landlord or anyone acting by, through or under Landlord (other than Tenant or anyone acting by, through or under Tenant), including without limitation any of Landlord's employees, agents, invitees, licensees, or assignees; (b) the underground migration of Hazardous Materials to the Premises from other sites, which is caused by or attributed or related to Landlord or by anyone acting by, through or under Landlord (other than Tenant or anyone acting by, through or under Tenant); or (c) any violation of or failure to comply with any Laws or any orders, requirements or demands of any applicable governmental authorities which are related to any such presence, use, disposal, release or threatened release of any Hazardous Materials caused or permitted by, or related to or otherwise arising out of the use and occupancy of the Premises by Landlord or by anyone acting by, through or under Landlord (other than Tenant or anyone acting by, through or under Tenant), whether prior to the Effective Date or during the term hereof. Additionally, provided that Tenant does not disturb any asbestos at the Premises, if any asbestos which is present at the Premises as of the date hereof must be abated at any time during the term hereof in order to comply with Laws, Landlord shall, at its costs and expense (or, pursuant to Section 20.4(b) of the Master Lease, cause Master Landlord to, at Master Landlord's cost and expense) encapsulate or otherwise abate the same to the extent necessary to comply with such Laws.

      16.6 Non-Exclusive. No part of the above and foregoing agreements to be kept and performed by Tenant, are intended to be a substitute for, or a limitation upon, each and every other agreement contained in this Lease to be kept and performed by Tenant.

17.   WAIVER OF CLAIMS AND INDEMNITY

      17.1 Tenant's Waiver. To the extent permitted by law, and except for those items subject to the Landlord's indemnification pursuant to Section 17.4 below, Tenant waives and releases Landlord and Landlord's officers, directors, contractors, agents and employees from all claims for damage to person or property sustained by Tenant relating to:

            (a) the Premises or any part thereof, becoming out of repair or maintenance by Tenant or Master Landlord; or

            (b) subject to the terms of Section 9 above, any accident in or about the Premises unless due to the negligence or willful misconduct of the Landlord or the Landlord's officers, directors, contractors, agents and employees.

All property situated on the Premises and belonging to Tenant, its contractors, agents or employees or visitors or any occupant of the Premises shall be situated there at the risk of Tenant or such other person only. Unless such property is the property of the Landlord (as occupant of a portion of the Premises pursuant to the Service Contract), Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. Nothing contained in this Section 17 shall be deemed or construed as an indemnification of Landlord by Tenant of the negligence, tortuous conduct, or willful misconduct of Landlord or any of Landlord's agents, employees or invitees in contravention of the provisions of any applicable California landlord and tenant laws.

      17.2 Limitation of Landlord's Liability. Landlord is not liable for any injury or damage to any party happening on, in or about the Premises and its appurtenances during the Term of this Lease, nor

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

for any injury or damage to the Premises or to any property belonging to Tenant or to any other party that may be caused by fire, breakage, or by the use, misuse or abuse of any portion of the Premises (including, without limitation, any of the common areas within the Premises, elevators, hatches, openings, installations, stairways or hallways), nor the streets or sidewalk areas within the Premises, or which may arise from any other cause whatsoever during the Term of this Lease, unless caused by the Landlord's breach of the provisions of this Lease or the Master Lease (excluding any breach of the Master Lease caused by a breach of Tenant of its obligations hereunder), the negligence, tortuous conduct, or willful misconduct of Landlord, its agents or employees. In no event shall Landlord be liable to Tenant for consequential damages.

      17.3 Indemnification by Tenant. Subject to Section 9 hereof, Tenant agrees to defend, hold harmless, and indemnify Landlord and Master Landlord (which for the purposes of this Section 17.3 shall include their officers, directors, managers, employees, shareholders, and agents) from and against all claims, liabilities, suits, obligations, fines, damages, penalties, costs, charges and expenses including, but not limited to, reasonable attorneys' fees and costs (collectively, "Claims") for injuries to persons and damage to, or the theft, misappropriation or loss of, property arising from occurrences in or about the Premises by reason of any of the following occurring during the Term hereof:

            (a) each item set forth Section 17.1 (a) through (c), (f) and (h) of the Master Lease, to the extent arising from any act or failure to act by Tenant or its officers, agents, contractors, servants, employees, licensees or invitees;

            (b) any accident, injury (including death) or damage to any Person or property occurring in, on or about the Premises or any part thereof or in, on or about any street, alley sidewalk, curb, passageway, gutter, or space comprising a part thereof or adjacent thereto;

            (c) the negligence or willful misconduct of Tenant, its employees, agents, and invitees;

            (d) any failure on the part of Tenant to keep, observe, comply with an perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in this Lease, the Master Lease as required herein, or any other contracts and agreements affecting the Premises or any part thereof, on Tenant's part to be kept, observed or performed;

provided, however that such indemnification shall not extend to Claims caused by Landlord's breach of the provisions of this Lease or the Master Lease or the negligence, tortious conduct, or willful misconduct of Landlord or Master Landlord, or their agents, employees, or invitees; and further provided that in no event shall Tenant be liable for any consequential damages.

      17.4 Indemnification by Landlord. Subject to Section 9 hereof, Landlord agrees to defend, hold harmless and indemnify Tenant (which for the purposes of this Section 17.4 shall include its officers, directors, managers, employees, shareholders, and agents) from and against all Claims for personal injury or property damage arising from injuries to persons or damage to property in or about the Premises caused by a breach by Landlord, its employees, agents or invitees of any covenant or condition of this Lease or by the negligence, tortious conduct, or willful misconduct of Landlord, its employees, agents or invitees; provided, however, that in no event, shall Landlord be liable for any consequential damages.

      17.5 Defense  of  Claims,  Etc.  If any Claim is made or  brought  against
Landlord or Master  Landlord by reason of any event  described  in Section  17.3 above, or against Tenant, by reason of any event described in Section 17.4 above, then, upon demand by the indemnified party, the indemnifying

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

party shall resist, defend or satisfy such claim, action or proceeding in the indemnified party's name, if necessary, by the attorneys for the indemnifying party's insurance carrier (if such claim, action or proceeding is covered by insurance), or by such other attorneys as the indemnified party shall approve, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the indemnified party may engage its own attorneys to defend it or to assist in its defense and the indemnifying party shall pay the reasonable fees and disbursement of such attorneys of the indemnified party.

      17.6 Survival.  The   provisions  of this  Article  17 shall  survive  the
expiration or earlier termination of this Lease.

18.   DAMAGE BY FIRE OR OTHER CAUSE

      The provisions of Article 7 of the Master Lease shall be incorporated herein. In the event of a casualty, Landlord shall have the same rights to terminate this Lease as are available to Tenant with respect to the Master Lease pursuant to Article 7 thereof and Tenant shall have the same rights to terminate this Lease as are available to Landlord, as tenant, with respect to the Master Lease pursuant to Article 7 thereof. Except as provided in this Section 18, no damage or destruction of the Premises, shall entitle Tenant to surrender possession of the Premises and terminate this Lease, nor shall there be any suspension or abatement of Rent provided for pursuant to the terms of this Lease as a result of such damage or destruction regardless of whether such damage or destruction shall have been caused by reason of the fault or neglect of Tenant, except and only to the extent that Rent (as defined in the Master Lease) is abated under the terms of the Master Lease.

19.   CONDEMNATION

      19.1 Taking. If the whole of the Premises or Real Estate are taken or condemned by any competent authority for any public or quasi-public use or purpose, or if any part of the Premises is taken or condemned by any competent authority for any public or quasi-public use or purpose and such taking would prevent or materially interfere with Tenant's use of the Premises for the purposes for which the Premises are then being used, the Term of this Lease shall end upon, and not before, the date of termination of the Master Lease, if applicable. In such event, the Base Rent and Additional Rent shall be apportioned as of the date of such termination.

      19.2 Partial Taking. If part of the Premises or Real Estate shall be taken by any competent authority for any public or quasi-public use or purpose and this Lease is not terminated as provided in 19.1 above, the Term of this Lease shall not terminate, but the Rent payable during the then unexpired portion of the Term of this Lease shall be reduced in the same proportion to the reduction of Rent (as defined in the Master Lease) under the Master Lease.

      19.3 Allocation of Award. Tenant shall have no right to any apportionment of or share in any condemnation award or judgment for damages caused by or resulting from any taking or condemnation of the Premises (including any Tenant Additions) or underlying real property, whether partial or complete, and Landlord shall be entitled to the whole of such award or judgment subject to the terms of the Master Lease. Notwithstanding the foregoing, Tenant shall be permitted to file its own separate claim for the value of its trade fixtures, equipment and personal property and the cost of moving the same from the Premises; provided, however, that Tenant's claim for any one or more of the foregoing items or damages must be separately identified and not a part of and included in the condemnation award or judgment to Landlord and shall not be permitted to reduce Landlord's or Master Landlord's award.

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

20.   LANDLORD'S RIGHTS AND REMEDIES

      20.1 Defaults by Tenant. If (i) Tenant defaults in the payment of Rent or fails to maintain, renew or replace any Letter of Credit or Security Deposit as required in accordance with Section 30 hereof and such default continues for three (3) or more days after written notice from Landlord that the same is past due, provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
Section 1161; (ii) Tenant defaults in the prompt and full performance of any other provision of this Lease and Tenant does not cure the default within twenty-eight (28) days after written demand by Landlord or Master Landlord that the default be cured (unless default is not reasonably capable of being cured within such twenty-eight (28) day period, in which case Tenant shall have such period of time as may be reasonably required to cure such default, provided that Tenant commences the cure of such default within such twenty-eight (28) day period, and thereafter diligently prosecutes such cure to completion, and further provided that in no case shall the cure period hereunder be any longer than the cure period with respect to such default as provided under the Master Lease), provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
Section 1161; (iii) Tenant enters into a Sublease Transfer without complying with the provisions of this Lease and the Master Lease and does not cure the default within twenty-eight (28) days after written demand by Landlord or Master Landlord that the default be cured; (iv) any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy or insolvency act shall be filed by or against Tenant; (v) any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts or, to the extent permitted by law, if Tenant is generally not paying its debts as they become due, or admits, in writing, that it is unable to pay its debts as they become due; (vi) Tenant makes an assignment for the benefit of its creditors; (vii) a trustee or receiver is appointed for Tenant or for the major part of Tenant's property;
(viii) the leasehold interest of Tenant is levied upon under execution or is attached by process of law; (ix) Tenant abandons the Premises; (x) Tenant fails to observe or perform one or more of the terms, conditions, covenants or agreements of any mortgage of Tenant's interest in this Lease beyond any applicable notice or cure period and the same causes Landlord to be in default under the Master Lease; or (xi) a default (beyond applicable cure periods) has occurred under the Master Lease due to any negligence, act, or failure to act by Tenant or by the Tenant's failure to perform its obligations as set forth herein including, without limitation, any default under Section 21.1 (l) through (o) of the Master Lease ((i) through (xi) above, each an "Event of Default"), then Landlord may, if Landlord so elects but not otherwise, with or without notice of such election and with or without any demand whatsoever, either terminate this Lease and Tenant's right to possession of the Premises or, without terminating this Lease, terminate Tenant's right to possession of the Premises. An election by Landlord to terminate Tenant's right to possession of the Premises without terminating this Lease shall not preclude a subsequent election by Landlord to terminate this Lease.

      20.2 Surrender of Possession. Upon termination of this Lease following an Event of Default, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord. Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event, with or without process of law, and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer or conversion of property and without relinquishing Landlord's rights to the Base Rent, Additional Rent or any other charges due Landlord, or any other right given to Landlord hereunder or by operation of law. Except for those notices and cure or grace periods expressly afforded Tenant under Section 20.1, Tenant waives the service of any demand for the payment of any Base Rent, Additional Rent or any other charges hereunder or for possession and the service of any notice of Landlord's election to terminate this Lease or to re-enter the Premises following an election by Landlord under Sections 20.1 to terminate this Lease or Tenant's right to possession, other than such demand and notice as is prescribed by any statute in California and agrees that the breach of any covenant or provision of this Lease by Tenant (after such election by Landlord) shall, of itself, without the service of any notice or demand whatsoever, constitute a forcible detainer by Tenant of the Premises within the meaning of the statutes of the State of California.

      20.3 Landlord's Rights After Event of Default.

         (a) In addition to the rights set forth herein, following an Event of Default hereunder, Landlord shall have all of the rights and remedies available to Master Landlord pursuant to the terms of the Master Lease.

         (b) If Landlord elects to terminate this Lease following an Event of Default, then Tenant shall pay to Landlord, not as a penalty but as consideration for the loss of Landlord's bargain, a sum equal to Landlord's Damages (hereinafter defined) in payment of the damages Landlord incurred by reason of Tenant's default. Landlord may draw on any Letter of Credit (as defined in the Purchase Agreement) or use, apply or retain any Security Deposit held by Landlord in accordance with Section 30.3 hereof to collect any such Landlord's Damages. If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease pursuant to a right granted to Landlord hereunder, then Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Section 20.2 without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay Rent for the full Term of this Lease.

         (c) After entry into possession without termination of this Lease, Landlord, if and to the extent required by law, may relet the Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed necessary or desirable by Landlord in order to restore the Premises to the same condition as Tenant is required to maintain the Premises under this Lease. Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any reletting of the Premises for Tenant's account is not sufficient to pay monthly the full amount of Rent reserved in this Lease, together with the cost of repairs, alterations, additions, redecorating and Landlord's other costs and expense of regaining possession and reletting the Premises, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

      20.4 Removal of Tenant's Property. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored in a commercial warehouse or otherwise by Landlord at Tenant's risk, cost and expense, and Landlord shall not be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term shall be conclusively presumed to have been abandoned by Tenant.

      20.5 Equitable Relief. If Tenant violates any of the terms and provision of this Lease or defaults in any of its obligations hereunder, other than the payment of Rent, such violation may be restrained or such obligation enforced by injunction or other equitable action.

      20.6 No Waivers. No delay or omission of the right to exercise any power by Landlord shall impair any such right or power, nor shall any such delay or omission be construed as a waiver of any default or as acquiescence therein. No waiver by Landlord of any default of Tenant shall be implied to affect, and no express waiver shall affect, any default other than the default specified in such waiver and that only for the time and to the extent therein stated. No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment. The various rights and remedies of Landlord contained in this Lease are reserved to Landlord and shall not be considered as exclusive of any other right or remedy, but shall be construed as cumulative and shall be in addition to every other remedy available to Landlord whether now or at any time hereafter existing at law, in equity, or by statute. To the fullest extent permitted by law, Tenant hereby waives all rights of redemption or relief from forfeiture under California Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant.

      20.7 Landlord's Right to Perform Tenant's Obligations. If at any time during the Term of this Lease:

            (a) Any damage to the Premises results from any act, omission or neglect of Tenant or of Tenant's contractors, agents or employees (and Tenant fails to repair the same as required in this Lease prior to the expiration of the applicable cure period), Landlord may, at Landlord's option, repair such damage and Tenant shall reimburse Landlord as Additional Rent, upon demand by Landlord, for the total cost of such repairs in excess of the amount, if any, paid to Landlord under insurance, if any, covering such damage; or

            (b) Tenant at any time fails to make any payment or perform any other act on its part to be made or performed under this Lease or under the Master Lease as provided herein that will result in a default under the Master Lease, Landlord may, at Landlord's sole option, upon not less than five (5) days prior notice to Tenant (except in the event of an emergency, in which case telephonic notice only shall be required), make such payment or perform such obligation (including, without limitation, making any necessary repairs or performing any necessary work on the Premises in the event of an emergency), without waiving or releasing Tenant from any obligation under this Lease.

      20.8 Landlord's Expenses. All reasonable sums paid by Landlord and all costs, charges and expenses incurred by Landlord in connection with (a) the exercise of any of the Landlord's rights under this Lease and (b) the enforcement of Tenant's obligations hereunder, or any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to be involved or concerned (including, but not limited to, reasonable attorneys' fees and costs and interest and penalties for unpaid amounts due to Master Landlord under the Master Lease or other charges required to be paid or reimbursed by Tenant) shall be payable upon demand, together with interest thereon at the same rate applicable to the late payment or nonpayment of Rent as provided in this Lease.

      20.9 Landlord's Damages. As used herein, the term "Landlord's Damages" shall mean the sum of (i) the Rent specified in this Lease for the remainder of the stated Term following termination of this Lease or of Tenant's right to possession, (ii) any other sums or damages then due to Landlord hereunder, and (iii) any other expenses, costs or damages (including, without limitation, reasonable attorneys' fees and court costs and any damages or deficiency in the reletting of the Premises) incurred by Landlord in connection with any default hereunder or any corresponding default under the Master Lease.

      20.10 Waiver of Jury Trial. Tenant and Landlord hereby each waive its right of trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other, or with respect to any issue or defense raised therein, including the right to an advisory jury (except for personal injury or property damage), on any matters whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use and occupancy of said premises, including summary proceedings and possession actions, and any emergency statutory other statutory remedy.

      20.11 Venue. In the event of any dispute under the terms of this Lease, the parties agree that the venue for settling the dispute will be placed in Los Angeles County, State of California and none other.

      20.12 Waiver of Right of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. No receipt of monies by Landlord from Tenant after the termination or cancellation of this Lease, in any lawful manner, shall reinstate, continue or extend the term of this Lease, or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of fixed or additional rent or rents then due, or thereafter falling due or operate as a waiver of the rights of Landlord to recover possession of the Premises by proper suit, action, proceeding or remedy. It is agreed that, after the service of notice to terminate or cancel this Lease, or the commencement of suit, action or summary proceeding, or any other remedy, or after a final order or judgment for the possession of the Premises, Landlord may demand, receive and collect any monies due, or thereafter falling due, without, in any manner, affecting such notice, proceeding, suit, action, order or judgment. Any and all such monies collected shall be deemed to be payments towards satisfying Tenant's obligations to Landlord.

21.   HOLDING OVER

      If Tenant retains possession of the Premises or any part thereof after the termination of this Lease by lapse of time or otherwise, Tenant shall pay Landlord, in order to compensate Landlord for Tenant's wrongful withholding of possession, and during such time as Tenant remains in possession, an amount calculated at a rate equal to 200% of the Base Rent in effect immediately prior to such termination, plus any other Rent determined to be due pursuant hereto, plus all direct and consequential damages sustained by Landlord by reason of Tenant's wrongful retention of possession. The provisions of this Section shall not constitute a waiver of Landlord's right of re-entry or of any other right or remedy provided herein or at law.

22.   LANDLORD'S TITLE

      Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord or the Master Landlord.

23.   QUIET ENJOYMENT

      So long as Tenant observes and performs its covenants and agreements hereunder and no Event of Default has occurred and is continuing hereunder, Tenant shall, at all times during the Term, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through Landlord, its successors or assigns or any person claiming by, through or under the Landlord, subject to the SITV Sublease.

24.   ASSIGNMENT AND SUBLETTING

      24.1 Restrictions on Transfer. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, (i) assign, transfer or convey this Lease or any interest hereunder; (ii) suffer to occur or permit to exist any assignment of this Lease, voluntarily, involuntarily or by operation of law; (iii) sublet the Premises or any part thereof; or (iv) otherwise transfer its interest in this Lease where such transfer would require the consent of Master Landlord pursuant to the terms of the Master Lease (each, a "Sublease Transfer"); provided however, that (1) the foregoing shall not apply to Tenant's rights pursuant to
Section 10.1 of the Master Lease (and Landlord's consent shall not be required in connection therewith), and (2) any Sublease Transfer to a person or entity that is engaged primarily in the ownership and operation of adult television entertainment shall be subject to Landlord's consent, which may be granted or withheld in Landlord's sole and absolute discretion. Landlord's consent to any Sublease Transfer, when required, shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or transfer. The consent by Landlord to any Sublease Transfer shall not in any way be construed to relieve Tenant from obtaining the express consent of Landlord to any further Sublease Transfer.

      24.2 Advance Notice. When Landlord's consent to a Sublease Transfer is required hereunder, Tenant shall give Landlord written notice of any proposed Sublease Transfer which notice shall contain the name of the proposed sublessee or assignee and the proposed principal terms thereof. Upon receipt of such notice with respect to any such Sublease Transfer, Landlord shall have a period of thirty (30) days to give notice to Tenant as to whether Landlord is prepared to consent to such Sublease Transfer. If Landlord fails to give notice of its consent within such thirty (30) day period, Landlord shall be deemed to consent to such Sublease Transfer.

      24.3 Consent of Master Landlord. To the extent consent thereto is required by the terms of the Master Lease, no Sublease Transfer shall be effective unless Tenant has obtained the written consent of Master Landlord pursuant to the terms of the Master Lease.

      24.4 Tenant Not Released. Notwithstanding anything to the contrary contained herein, if Master Landlord and Landlord consent to any proposed Sublease Transfer by Tenant, the original Tenant shall not be released from any covenant or obligation under this Lease as a result of such Sublease Transfer.

25.   MORTGAGES AND SECURITY INTERESTS

      This Lease is subject and subordinate to (i) all ground or underlying leases and the lien of any present and future mortgages and security interests of any lender of Master Landlord, now and hereafter in force against the Premises and to all renewals, modifications, consolidations, replacements and extensions of such mortgages or security interests and to all advances made or hereafter to be made upon the security of such mortgages and security interests and (ii) all things to which the Master Lease is subject, subject in each case to the terms and conditions of the Master Lease. Landlord hereby agrees that in no event shall Landlord be permitted to grant a mortgage lien on or otherwise encumber with a security interest its interest in the Master Lease.

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

26.   ESTOPPEL CERTIFICATE

      Landlord and Tenant  agree that,  from time to time upon not less than ten
(10) business days prior notice by the requesting party, Landlord or Tenant, as applicable, will deliver to the requesting party or to such other person or persons as such requesting party shall designate in such notice, a statement in writing certifying (a) that this Lease is unmodified and in full force and effect, and contains the full agreement between Landlord and Tenant (or, if there have been modifications or additional agreements, that this Lease is in full force and effect as modified and identifying the modifications thereof or additional agreements), (b) the dates to which the Base Rent, Additional Rent, Impositions and other charges due under this Lease have been paid, and (c) that, insofar as each party knows, the other party is not in default under any provision of this Lease and has performed all of the obligations to be performed by such party to date (or, if either party has knowledge of any default by other or of any unperformed obligation by the other, a statement of the nature thereof).

27.   BROKERAGE

      Landlord and Tenant represent and warrant to each other that they have had no dealings with any broker or agent in connection with this Lease and both Landlord and Tenant hereby agree to hold harmless and indemnify each other from and against all claims for costs (including reasonable attorneys' fees), expense or liability for any compensation, commissions and charges claimed by any other broker or agent who claims to have dealt with the other of them with respect to this Lease or the negotiation thereof.

28.   NOTICES

      28.1 Timing of Notices. Whenever Tenant is required to give a notice or make demand pursuant to the terms of the Master Lease as a result of Tenant's assumption of Landlord's obligations under the Master Lease, the notice period under this Lease shall be (i) two (2) days shorter than the applicable notice period in the Master Lease to the extent that such notice period in the Master Lease is at least six (6) days and (ii) half of the number of days of such notice period in the Master Lease (as rounded down to the nearest whole integer) to the extent that the notice period in the Master Lease is less than six (6) days.

      28.2 Manner of Giving Notices. Any notice or demand from Landlord to Tenant or from Tenant to Landlord shall be in writing and shall be deemed to have been duly given if delivered personally or mailed (by registered or certified mail) or sent by nationally recognized overnight courier delivery service, in any case, addressed, as follows:

            For notices and communications to Tenant:

                     Broadcast Facilities, Inc.
                     3030 Andrita Street
                     Los Angeles, California 90065
                     Attn:  William Tillson and Simon Bax
                     Fax: 323-344-4800

             For notices and communications to Landlord:

                     Playboy Entertainment Group, Inc.
                     9242 Beverly Boulevard
                     Beverly Hills, CA  90210

                     Attn: Roy Liebrecht
                     Fax: 323-276-4502

            With copies to:

                     Playboy Enterprises, Inc.
                     680 North Lake Shore Drive
                     Chicago, IL  60611
                     Attn: Sue Shoemaker
                     Fax: 312-751-2818

Notices shall be deemed to have been given, in the case of personal delivery, on the date of delivery; in the case of mailing, on the date which is three (3) days after the date mailing thereof; and in the case of courier delivery service, on the day after the date of deposit for delivery with said courier delivery service.

      28.3 Changes of Address or Addressee. By notice complying with the requirements of Section 28.2, each party shall have the right to change the address or addressee, or both, or add additional addresses for all future notices and communications and payments to such party or for copies of notices provided for above that are not required to be sent via certified or registered mail or by overnight courier or other delivery service, but no such notice of a change or additional addressee, by notice given hereunder shall be effective until actually received by the other party.

29.   SUCCESSORS AND ASSIGNS

      29.1 Binding Nature. The covenants, agreements and obligations herein contained, except as herein otherwise provided, shall bind, extend to and inure to the benefit of Landlord and Tenant and their respective successors and assigns, but nothing contained in this Section 29.1 shall be deemed or construed to release Tenant from its obligation under Section 24 to first obtain the written consent of Landlord or Master Landlord with respect to any Transfer.

      29.2 Transfer by Landlord. In the event of any transfer of the interest of Landlord in the Premises, the Landlord making such transfer (whether named herein or its successor or assign) shall be relieved and fully released of and from all covenants, agreements and obligations of Landlord contained in this Lease for all periods of time subsequent to the effective date of such transfer provided that the transferee assumes the obligations of Landlord hereunder in writing from and after the effective date of such transfer. Notwithstanding any provision to the contrary set forth herein or in the Master Lease, any transfer of the interest of Landlord in the Premises to a direct competitor of Tenant shall require Tenant's prior written consent, which consent may granted or withheld in Tenant's sole and absolute discretion.

30.   LETTER OF CREDIT

      30.1 Delivery;  Reductions.   Pursuant  to  the   terms  of  the  Purchase
Agreement, Tenant shall deliver or cause to be delivered, within five (5) business days of the Effective Date, a Letter of Credit (as defined in the
Purchase Agreement) to Landlord in an amount of Five Million Dollars ($5,000,000) (the "Original LOC Amount") as security for Tenant's performance of its obligations under this Lease, which Letter of Credit shall be substantially in the form attached hereto as Exhibit D. Any failure or refusal of the issuer to honor the letter of credit shall be at Tenant's sole risk and shall not relieve Tenant of its obligations hereunder. Provided that no Event of Default has occurred and is continuing hereunder at the time of any proposed reduction in the amount then available to be drawn under the Letter of Credit (the "LOC Amount"), the LOC Amount may be reduced commencing on the first day of the first month after which Tenant's remaining cumulative monetary obligations under this Lease including, without limitation all Rent due hereunder for the remaining Term of the Lease, are determined to be less than the Original LOC Amount as determined in Landlord's reasonable judgment; provided that the LOC Amount may be reduced on a monthly basis only to the extent that such reduced LOC Amount is not less than an amount equal to such remaining cumulative monetary obligations hereunder as determined in Landlord's reasonable discretion. Further, at such time as (i) this Lease terminates in accordance with its terms and no Event of Default shall have occurred and be continuing under this Lease, (ii) Landlord has assigned to Tenant all of its right, title and interest in and to the Master Lease in accordance with the terms of the Master Lease, (iii) a replacement Letter of Credit has been issued in accordance with the provisions of this Section 30, or
(iv) Landlord and Tenant agree in writing, Tenant shall have the right to terminate the Letter of Credit. Any and all fees and charges in connection with the establishment, renewal, maintenance, replacement, amendment or drawing with respect to the Letter of Credit shall be the sole responsibility of Tenant. For the purposes of the penultimate sentence of this Section 30.1, "Landlord" shall refer to Landlord or its transferee (as such term is used in the Letter of Credit).

      30.2 Renewals; Failure to Renew. If in any event (i) the Letter of Credit shall terminate or expire or shall become unenforceable or illegal prior to the date which is 180 days after the expiration of the Term (unless sooner terminated in accordance with Section 30.1 above) or (ii) Tenant shall fail to renew or replace the Letter of Credit (including, without limitation, the failure to renew or replace an existing Letter of Credit (a) at least thirty
(30) days prior to the termination or scheduled expiration thereof or (b) as required pursuant to Section 30.4 hereof) and provide evidence of such renewal or replacement to Landlord at least thirty (30) days prior to the termination or scheduled expiration thereof or, in the event that Landlord has required a replacement Letter of Credit in accordance with Section 30.4 below, within thirty (30) days following written notice as required in Section 30.4 below, then Landlord shall have the right to draw the full LOC Amount and hold the proceeds thereof as a security deposit for Tenant's obligations under this Lease (the "Security Deposit"). Landlord shall not be required to hold any such Security Deposit in a separate account or in an interest bearing account unless otherwise required by any applicable laws. If Landlord elects not to draw on the Letter of Credit, then Tenant shall be obligated to promptly cause a replacement Letter of Credit to be issued in accordance with the terms hereof. If Landlord elects to draw on the Letter of Credit and Tenant thereafter causes a replacement Letter of Credit to be issued, Landlord shall refund the Security Deposit to Tenant within ten (10) days following the issuance of such replacement Letter of Credit.

      30.3 Draws; Application of Security Deposit. If an Event of Default (other than an Event of Default arising from the failure of Tenant to maintain, replace or renew the Letter of Credit as required pursuant to Section 30.2 above) has occurred and is continuing hereunder, including, but not limited to, the failure to pay Rent (for the avoidance of doubt, in determining whether an Event of Default has occurred with respect to the payment of Rent hereunder, Landlord shall be entitled to rely upon a notice from Master Landlord that rent has not been timely paid under the Master Lease, absent evidence reasonably acceptable to Landlord to the contrary), then Landlord may draw on the Letter of Credit (or, if applicable, use, apply or retain the whole or any part of any Security Deposit and the interest accrued thereon, if any) to the extent required to cure any monetary Event of Default or for the recovery of any Landlord's Damages incurred as a result of an Event of Default to the extent that Landlord would be entitled to such recovery pursuant to the terms of Section 20.3 above (the "Draw Amount"). If Landlord shall so draw upon the Letter of Credit (or, if applicable, use, or retain the whole or any part of any Security Deposit or the interest accrued thereon, if any), Tenant shall upon demand immediately either
(i)

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cause the existing Letter of Credit to be increased by the Draw Amount or (cause an additional Letter of Credit to be issued in the amount of the Draw Amount such that, in either event, the total LOC Amount (by one or more Letters of Credit) is equal to the amount of required security per Section 30.1 above or
(ii) deposit with Landlord a sum equal to the Draw Amount to cause the Security Deposit to be equal to the amount of required security per Section 30.1 above. Upon Tenant's satisfaction of either clause (i) or (ii) above, the Event of Default in respect of which the Draw Amount was applied shall be deemed cured to such extent.

      30.4 Rating of Issuer. In the event that the credit rating of any issuer of a Letter of Credit falls below Investment Grade (as defined below), then at Landlord's written request, Tenant shall be obligated to deliver or cause to be delivered a replacement Letter of Credit from a third party financial institution with an Investment Grade rating as reasonably approved by Landlord in the amount then required pursuant to Section 30.1 above no later than thirty
(30) days following written notice from Landlord. "Investment Grade" shall mean a credit rating of Baa or better from Moody's Investors Service or BBB or better from Standard and Poor's. Upon receipt by Landlord of the replacement Letter of Credit, Landlord shall return the original Letter of Credit for cancellation to the issuer bank and submit such certificate(s) as required by the terms of the Letter of Credit to cause cancellation of the original Letter of Credit as promptly as possible. Upon replacement as provided herein, the replacement Letter of Credit shall be deemed the Letter of Credit for all purposes under this Lease and the Purchase Agreement.

      30.5 Transfers. The Letter of Credit and/or Security Deposit may be transferred and assigned by the beneficiary thereof to any transferee that has succeeded to Landlord's obligations under this Lease in accordance with Section
29.2 above. Any and all fees for a transfer and/or assignment charged by the issuer of the Letter of Credit shall be payable by Tenant.

      30.6 Substitute Letter of Credit. Upon 15 days written notice to Landlord, Tenant may deliver a substitute a letter of credit (the "Substitute Letter of Credit") in place of the Letter of Credit. Such Substitute Letter of Credit shall be issued by a third party financial institution with an Investment Grade rating as defined above as reasonably approved by Landlord in the amount then required pursuant to Section 30.1 and shall have substantially the same terms and conditions as the Letter of Credit. The Applicant under the Substitute Letter of Credit may be Tenant, ***** or any affiliate of Tenant or ***** or any other party designated in writing by Tenant or *****. Upon receipt by Landlord of the Substitute Letter of Credit, Landlord shall return for cancellation the Letter of Credit to the issuer bank and submit such certificate(s) as required by the terms of the Letter of Credit to cause cancellation of the Letter of Credit as promptly as possible. Upon substitution as provided herein, the Substitute Letter of Credit shall be deemed the Letter of Credit for all purposes under this Lease and the Purchase Agreement.

31.   GENERAL PROVISIONS

      31.1 Reserved.

      31.2 Consents. Except as otherwise provided herein, whenever Master Landlord's consent for any action is required under the Master Lease, Tenant shall be obligated to obtain the consent of Master Landlord and Landlord, such consent of Landlord not to be unreasonably withheld or delayed in the event that Master Landlord grants its consent to such action.

      31.3 No  Partnership.  Nothing  contained in this Lease shall be deemed or construed  by  the  parties  hereto  or  by  any  third  party,  to  create  the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, it being expressly understood and agreed that no

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provisions  contained in this Lease nor any acts of the parties  hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

      31.4 Entire Agreement. This Lease embodies and reflects the entire agreement between Landlord and Tenant with respect to the subject matter herein. This Lease supersedes all prior agreements and understandings between Landlord and Tenant with respect to the subject matter herein. This Lease may be modified or altered only by an agreement in writing between Landlord and Tenant.

      31.5 Severability. If any term, section or provision of this Lease shall be found to be invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the validity or enforceability of any other term, section or provision of this Lease.

      31.6 Governing Law. This Lease shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of California.

      31.7 Headings. The headings contained herein are for convenience only, and shall not be used to define, explain, modify or aid in the interpretation or construction of the contents.

      31.8 Plurals; Grammatical Changes. The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean "Landlords" or "Tenants" in all cases where there is more than one landlord or tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

      31.9 Covenants and Conditions. All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" if Landlord so elects as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

      31.10 Recording.  Tenant  covenants  not  to  place  this   Lease  or  any
memorandum of this Lease on record without prior written consent of Landlord and Master Landlord.

      31.11 Counterparts. This Lease may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument. Each counterpart may be executed and delivered by facsimile or electronic transmission.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, Landlord and Tenant have, respectively, caused this Lease to be signed as of the day, month and year first above written.

LANDLORD:                          PLAYBOY ENTERTAINMENT GROUP, INC.,
                                   a Delaware corporation

                                   By: /s/ Howard Shapiro
                                       -----------------------------------------
                                   Name: Howard Shapiro
                                   Its: Vice President and Secretary

TENANT:                            BROADCAST FACILITIES, INC., a Delaware
                                   corporation

                                   By: /s/ Simon Bax
                                       -----------------------------------------
                                   Name: Simon Bax
                                   Its: Chief Executive Officer and Secretary

Acknowledged by the undersigned Guarantor of Master Lease:

PLAYBOY ENTERPRISES, INC., a
Delaware corporation

By: /s/ Howard Shapiro
    -------------------------------
Name: Howard Shapiro
Its: Executive Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit A   Master Lease
Exhibit B   Title Matters
Exhibit C   Form of Assignment of SITV Sublease
Exhibit D   Form of Letter of Credit